                                 COST SHARING AGREEMENT
                                 ----------------------

                THIS COST SHARING AGREEMENT ("Agreement") is entered into on the 3rd day of January, 1996, by and between PREFERRED EMPLOYERS GROUP, INC., a Florida corporation ("Preferred"), and INTERNATIONAL INSURANCE GROUP, INC., a Florida corporation ("IIG").

                                  W I T N E S S E T H:
                                  --------------------

                WHEREAS, Preferred currently provides office space, use of equipment and other administrative services to IIG at 10800 Biscayne Boulevard, l0th Floor, Miami, Florida; and

                WHEREAS, Preferred is the lessee of the aforementioned 10800 Biscayne Boulevard, l0th Floor, Miami, Florida, with the obligation to pay rent therefor; and

                WHEREAS, Preferred owns or leases certain business equipment at the subject premises; and

                WHEREAS, Preferred employs certain staff members to perform administrative services and pays such personnel therefor; and

                WHEREAS, the two companies wish to enter into a cost sharing agreement setting forth the obligations of IIG to pay Preferred for IIG's use of equipment and other administrative services to IIG at 10800 Biscayne Boulevard, l0th Floor, Miami, Florida;

                NOW, THEREFORE, in consideration of the mutual covenants set forth below, the parties do hereby agree as follows:

                1. Payment for Use of Equipment and other Administrative Services. IIG agrees to pay Preferred such sums as are set forth in Exhibit "A" hereto, as amended from time to time by agreement of the parties.

                2.   Term of Agreement.   This agreement shall commence on
          January 1, 1996, and shall be effective for so long as IIG uses any portion of Preferred's rental space, equipment and other administrative services at 10800 Biscayne Boulevard, l0th Floor, Miami, Florida, or such other location upon which such items are located.

                3. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and delivered in person or sent by certified mail, return receipt requested, as follows:

          If to Preferred:      Preferred Employers Group, Inc.
                                10800 Biscayne Boulevard
                                l0th Floor
                                Miami, Florida 33161

                                Attn: William R. Dresback
                                      Chief Financial Officer

          If to IIG:            International Insurance Group, Inc.
                                10800 Biscayne Boulevard
                                Penthouse Floor
                                Miami, Florida 33161
                                Attn: Nancy Ryan
                                      Vice President

               4. Breach of Agreement. Upon breach of IIG's obligation to pay such sums as are set forth in Exhibit "A" attached hereto, as amended from time to time, within ten (10) days from due date, Preferred shall have a cause of action in the Circuit or County Courts of Dade County (based on the jurisdictional amount claimed); further, the prevailing party shall be entitled to a reasonable attorney's fee and the parties agree to waive a trial by jury.

               5. Miscellaneous. This Agreement may be amended but only by an instrument in writing executed by the party to be burdened thereby. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date and year first above written.


                                               PREFERRED EMPLOYERS GROUP, INC.
          WITNESSES:


          ______________________________       By:____________________________
                                                  William R. Dresback
                                                  Chief Financial Officer
          ______________________________



                                               INTERNATIONAL INSURANCE GROUP,
                                               INC.

PREFERRED EMPLOYERS GROUP, INC.
Elements of Cost Sharing Agreement - Rent

                                                    %-age time
                                                     allacated     Charge          Charge           Charge      Charge
          Area                         Sq footage     To PEGI       PEGI            IIG              CMM         RAC        Total
-----------------------------------   ------------  -----------   --------        --------          ------     ---------   --------
MH office, bath and kitchen              587.73         75%        440.80          146.93            0.00        0.00
MH conference room                       360.00         75%        270.00           90.00            0.00        0.00
KS reception area                        193.61         50%         96.81           96.81            0.00        0.00
NR office                                258.67         50%        129.34          129.34            0.00        0.00
DT office                                265.60         75%        199.20           66.40            0.00        0.00
Empty office                             187.20          0%          0.00          187.20            0.00        0.00
Color Me Mine office                     189.93          0%          0.00            0.00          189.33        0.00
Color Me Mine secretarial area           100.00          0%          0.00            0.00          100.00        0.00
MA office                                186.37         75%        139.78            0.00            0.00       46.59
                                    ------------   -----------  -----------      -----------   -----------   -----------
Office space allocated                 2,328.51         55%      1,275.92          716.67          289.33       46.59
PEGI direct                            9,258.90        100%      9,258.90            0.00            0.00        0.00
                                    ------------   -----------  -----------      -----------   -----------   -----------
Total direct                          11,587.41         91%     10,534.82          716.67          289.33       46.59
                                    ------------   -----------  -----------      -----------   -----------   -----------
Common Areas:
Restrooms                                337.09         91%        306.47           20.55            8.42        1.38
Reception/waiting area                   679.50         91%        617.77           42.03           16.97        2.73
                                    ------------   -----------  -----------      -----------   -----------   -----------
Total common areas                     1,015.59         91%        924.24           62.88           25.38        4.09
                                    ------------   -----------  -----------      -----------   -----------   -----------
Total square footage                  12,604.00         91%     11,459.06          779.55          314.71        50.68    12,604.00
                                    ============   ===========  ===========      ===========   ===========   ===========

Effective date:                                                 01-Jan-96       01-Jan-96         22-Jul-96    01-Jan-96
                                        Total                   ===========      ===========   ===========   ===========
Rental payments:                     -----------
Jan. 1996                             $6,893.39                 $6,267.20         $598.47           $0.00       $27.72
Feb. 1996                             $6,893.39                 $6,267.20         $598.47           $0.00       $27.72
Mar. 1996                             $6,893.39                 $6,267.20         $598.47           $0.00       $27.72
Apr. 1996                            $13,786.78                $12,534.40       $1,196.95           $0.00       $55.44
May. 1996                            $13,786.78                $12,534.40       $1,196.95           $0.00       $55.44
Jun. 1996                            $13,786.78                $12,534.40       $1,196.95           $0.00       $55.44
Jul. 1996                            $13,786.78                $12,534.40       $1,196.95           $0.00       $55.44
Aug. 1996                            $13,786.78                $12,534.40         $852.70         $344.25       $55.44
Sep. 1996                            $13,786.78                $12,534.40         $852.70         $344.25       $55.44
Oct. 1996                                 $0.00                     $0.00           $0.00           $0.00        $0.00
Nov. 1996                                 $0.00                     $0.00           $0.00           $0.00        $0.00
Dec. 1996                                 $0.00                     $0.00           $0.00           $0.00        $0.00
                                     -----------               -----------      -----------   -----------   -----------
Total                               $103,400.85                $94,007.96       $8,288.62         $688.49      $415.77
                                    ===========
Paid - to - date                                              $103,400.85           $0.00           $0.00        $0.00
                                                               -----------      -----------   -----------   -----------
Rental balance due                                             ($9,392.89)      $8,288.62         $688.49      $415.70    $9,392.89
                                                               ===========
Equipment balance due                                                           $9,716.36           $0.00      $322.35   $10,048.72
                                                                                -----------   -----------   -----------  ----------
Total balance due                                                              $18,004.98         $688.49      $748.12   $19,441.60
                                                                                ===========   ===========   ===========  ==========

PREFERRED EMPLOYERS GROUP, INC.
Elements of Cost Sharing Agreement-Equipmentt

                                                 Telephone      Computer           Furniture                               Total
                   Area                           Count        and Printer            Cost               Artwork           Furn/Art
----------------------------------------         ---------     -----------         ---------             --------          ---------

MH office, bath and kitchen                         1                  1             $35,888              $1,505            $37,393
MH conference room                                  0                  0             $30,476                $251            $30,729
KS reception area                                   2                  1             $13,580              $1,254            $14,834
NR office                                           2                  1                  $0                $753               $753
DT office                                           1                  1              $2,000                $502             $2,502
Empty office                                        1                  0              $2,000                $502             $2,502
Color Me Mine office                                1                  0              $4,080                  $0             $4,080
Color Me Mine secretarial area                      1                  1                $500                  $0               $500
MA office                                           1                  1              $2,000                  $0             $2,000
IIG file room                                       1                  0                  $0                  $0                 $0

PEGI                                                0                  0                  $0              $4,014             $4,014
                                               ---------         ----------        ---------             -------           --------
Total direct                                       11                  6             $90,526              $8,781            $99,307
                                               ---------         ----------        ---------             -------           --------
Common Areas:
Restrooms                                           0                  0                  $0                  $0                 $0
Reception/waiting area                              2                  0             $16,207              $2,007            $18,214
                                               ---------         ----------        ---------             -------           --------
Total common areas                                  2                  0             $16,207              $2,007            $18,214
                                               ---------         ----------        ---------             -------           --------
Total allocated                                    13                  6            $106,733             $10,788           $117,521
                                               =========         ==========        =========             =======           ========

Total system count                                 53
                                               =========

Total system cost                             $70,973
                                               =========

Average cost per system                        $1,339             $3,500
                                               =========         ==========

PREFERRED EMPLOYERS GROUP, INC.
Elements of Cost Sharing Agreement - Equipmentt

                                                                                   %-age
                                   Telephone   Computer     Total      Total     Allacated    Charge   Charge    Charge     Charge
                   Area              Cost      and Printer Furn/Art    Cost       To PEGI      PEGI     IIG       CMM        RAC
                   ----              ----      ----------- ---------   ----       -------     ------   ------    -----      ------

MH office, bath and kitchen         $1,339     $3,500       $37,393    $42,232      75%      $31,674  $10,558
MH conference room                      $0         $0       $30,729    $30,729      75%      $23,047   $7,882
KS reception area                   $2,878     $3,500       $14,834    $21,013      50%      $10,508  $10,506
NR office                           $2,678     $3,500          $753     $6,931      50%       $3,465   $3,485
DT office                           $1,339     $3,500        $2,502     $7,341      75%       $5,506   $1,835
Empty office                        $1,339         $0        $2,502     $3,841       0%           $0   $3,841
Color Me Mine office                $1,339         $0        $4,080     $5,419       0%           $0            $5,419
Color Me Mine secretarial area      $1,339     $3,500          $500     $5,339       0%           $0            $5,339
MA office                           $1,339     $3,500        $2,000     $6,839      75%       $5,129                        $1,710
IIG file room                       $1,339         $0            $0     $1,339       0%           $0   $1,339
                                   -------    -------      --------   --------      --       -------  -------  -------      ------
Total                              $14,730    $21,000       $95,293   $131,023      61%         $793  $39,227  $10,758      $1,710
                                   -------    -------      --------   --------      --       -------  -------  -------      ------
Common Areas:
Restrooms                               $0         $0            $0         $0      91%           $0       $0       $0          $0
Reception/waiting area              $2,678         $0       $18,214    $20,892      91%      $18,994   $1,440     $395         $63
                                   -------    -------      --------   --------      --       -------  -------  -------      ------
Total common areas                  $2,678         $0       $18,214    $20,892      91%      $18,994   $1,440     $395         $63
                                   -------    -------      --------   --------      --       -------  -------  -------      ------
Total allocated                    $17,408    $21,000      $113,507   $151,915      65%      $98,322  $40,667  $11,153      $1,773
                                   =======    =======      ========   ========      ==       =======  =======  =======      ======


Assumed lease term (mos)                                                                                  48       48          48
                                                                                                      =======  =======      ======
Monthly equipment payment:
Jan. 1996                                                                                              $1,080       $0         $37
Feb. 1996                                                                                              $1,080       $0         $37
Mar. 1996                                                                                              $1,080       $0         $37
Apr. 1996                                                                                              $1,080       $0         $37
May. 1996                                                                                              $1,080       $0         $37
Jun. 1996                                                                                              $1,080       $0         $37
Jul. 1996                                                                                              $1,080       $0         $37
Aug. 1996                                                                                              $1,080       $0         $37
Sep. 1996                                                                                              $1,080       $0         $37
Oct. 1996                                                                                                  $0       $0          $0
Nov. 1996                                                                                                  $0       $0          $0
Dec. 1996                                                                                                  $0       $0          $0
                                                                                                      -------  -------      ------
Total                                                                                                  $9,716       $0        $332

Paid - to - date                                                                                           $0       $0          $0
                                                                                                      -------  -------      ------
Balance due                                                                                            $9,716       $0        $332
                                                                                                      =======  =======      ======